UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 29, 2020
(Date of Report - Date of Earliest Event Reported)
FIRSTCASH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	75-2237318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street	Fort Worth	Texas	76126
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On January 29, 2020, FirstCash, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve month periods ended December 31, 2019 and the Board of Directors’ declaration of a first quarter cash dividend of $0.27 per common share and the Board of Directors’ authorization of an additional $100 million of share repurchases (the “Earnings Release”). The Earnings Release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The information provided in this Item 2.02, including the Earnings Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01 Other Events.

On January 29, 2020, the Company announced that the Board of Directors authorized the Company, effective upon the completion of the current plan, to repurchase up to $100 million additional shares of its common stock (the “New Authorization”). The Board of Directors made this determination after considering the Company's liquidity needs and capital resources as well as the estimated current value of the Company's assets.

Under the New Authorization, the Company may purchase common stock in open market transactions, block purchases or other privately negotiated transactions, from time to time pursuant to a trading plan in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act or by any combination of such methods. The number of shares to be purchased and the timing of the purchases are based on a variety of factors, including, but not limited to, the level of cash balances, credit availability, debt covenant restrictions, general business conditions, regulatory requirements, the market price of the Company's stock, dividend policy and the availability of alternative investment opportunities. No time limit was set for completion of repurchases under the New Authorization and the program may be suspended or discontinued at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1
Press release, dated January 29, 2020, announcing the Company’s financial results for the three and twelve month periods ended December 31, 2019, declaration of cash dividend and share repurchase authorization

101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2020	FIRSTCASH, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial and Accounting Officer)

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